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                                                                   EXHIBIT 10.37

                            REAFFIRMATION OF GUARANTY

     The undersigned entered into a Guaranty (as amended from time to time, the "GUARANTY") to TD Banknorth, N.A. (as successor-by-merger to Banknorth, N.A.) (the "LENDER") dated as of January 11, 2005 pursuant to which, among other matters, they jointly and severally guaranteed the repayment of the following
(i) Revolving Line of Credit Note in the original principal amount of Seventeen Million and 00/100 Dollars ($17,000,000.00) (the "ORIGINAL REVOLVING NOTE"),
(ii) Commercial Term Promissory Note in the original principal amount of Twelve Million One Hundred and Four Thousand and 00/100 Dollars ($12,104,000.00), (iii) Equipment Line of Credit Note in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00) (the "ORIGINAL EQUIPMENT LINE NOTE") and (iv) Commercial Real Estate Term Promissory Note in the original principal amount of Five Million Eight Hundred Ninety-Six Thousand and 00/100 Dollars ($5,896,000.00), each dated as of January 11, 2005, and each as may be amended from time to time from Smith & Wesson Corp., a Delaware corporation ("BORROWER"), to the Lender and the performance of Borrower's obligations under said note and all of the agreements relating thereto (the "LOAN DOCUMENTS"). The undersigned are aware that Lender and Borrower are entering into (i) amendments to the Loan Documents (the "AMENDMENTS"), (ii) amendments and restatements of the Original Revolving Note and the Original Equipment Line Note (collectively, such amendments and restatements shall be referred to as the "RESTATED NOTES"), and (iii) an Acquisition Line of Credit Note in the original principal amount of $30,000,000 (the "ACQUISITION LINE NOTE") on or about even date.

     In order to induce the Lender to consent to these transactions, each of the undersigned, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby (a) consents to the entry of any documents by the Borrower relating to the current Amendments, including the Acquisition Line Note and the Restated Notes; and (b) consents to the Amendments, (c) warrants that the representations and warranties contained in the Guaranty are true and correct as of the date hereof, (d) certifies that neither the undersigned nor any entity in which the undersigned is a principal is in default under any note or other agreement which would have a material adverse effect on the undersigned's financial condition, (e) certifies that there are no pending or threatened legal proceedings against the undersigned which, if resolved against the undersigned, would have a material adverse affect on the undersigned's financial condition, (f) certifies that there does not exist any claim, offset or defense against the Lender with respect to the undersigned's obligations under the Guaranty, and (g) agrees and confirms that the Guaranty remains in full force and effect with respect to the Loan Documents and the transactions described herein.

                     (The next page is the signature page.)

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     IN WITNESS WHEREOF, the undersigned have executed this reaffirmation and consent as an instrument under seal of the 8th day of November, 2006.

                                        SMITH & WESSON HOLDING CORPORATION


                                        By: /s/ John A. Kelly
                                            ------------------------------------
                                            John A. Kelly
                                            Vice President and Chief Financial
                                            Officer

                          COMMONWEALTH OF MASSACHUSETTS

Hampden County, ss.

     On this 8th day of November, 2006, before me, the undersigned Notary Public, personally appeared the above-named John A. Kelly, proved to me by satisfactory evidence of identification, being (check whichever applies): [ ] driver's license or other state or federal governmental document bearing a photographic image, [ ] oath or affirmation of a credible witness known to me who knows the above signatory, or [X] my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly-authorized Vice President and Chief Financial Officer of Smith & Wesson Holding Corporation.


                                  /s/ Deborah Ann Roe
                                  ----------------------------------------------
                                  (Print Name of Notary Public): Deborah Ann Roe My commission expires: 03/27/09
                                  Qualified in the Commonwealth of Massachusetts